Exhibit 99.2

NEWS Mark Graff Group Vice President, IR & Finance (813) 830-5311

Bloomin’ Brands, Inc. Announces Pricing of $200 Million Private Offering of Convertible

Senior Notes Due 2025

TAMPA, May 6, 2020 - Bloomin’ Brands, Inc. (Nasdaq: BLMN) today announced the pricing on May 5, 2020 of its offering of $200 million aggregate principal amount of 5.00% convertible senior notes due 2025 (the “notes”) in a private offering only to qualified institutional buyers pursuant to Rule 144A under the Securities Act of 1933, as amended (the “Securities Act”). Bloomin’ Brands also granted the initial purchasers of the notes an option to purchase, for settlement within a period of 13 days from, and including, the date notes are first issued, up to an additional $30 million aggregate principal amount of notes in the private placement. The issuance and sale of the notes is scheduled to settle on or about May 8, 2020, subject to customary closing conditions.

The notes will be senior, unsecured obligations of Bloomin’ Brands and will accrue interest at a rate of 5.00% per annum, payable semi-annually in arrears on May 1 and November 1 of each year, beginning on November 1, 2020. The notes will mature on May 1, 2025, unless earlier repurchased, redeemed or converted. The notes will be convertible by the noteholders prior to the close of business on the business day immediately preceding November 1, 2024 only under certain circumstances and during certain periods, and irrespective of those circumstances, will be convertible by the noteholders on or after November 1, 2024 until the close of business on the second scheduled trading day immediately preceding May 1, 2025. The initial conversion rate will be 84.1220 shares of Bloomin’ Brands’ common stock per $1,000 principal amount of notes (equivalent to an initial conversion price of approximately $11.89 per share of Bloomin’ Brands’ common stock, which represents a premium of approximately 25% over the last reported sale price of $9.51 per share of Bloomin’ Brands’ common stock on May 5, 2020), subject to adjustment in certain circumstances. Upon conversion, the notes may be settled, at Bloomin’ Brands’ election, in cash, shares of Bloomin’ Brands’ common stock or a combination of cash and shares of Bloomin’ Brands’ common stock.

The notes will also be redeemable, in whole or in part, for cash at Bloomin’ Brands’ option at any time, and from time to time, on or after May 1, 2023 in certain circumstances at a redemption price equal to the principal amount of the notes to be redeemed, plus accrued and unpaid interest, if any, to, but excluding, the redemption date. In addition, in certain limited circumstances, noteholders may require Bloomin’ Brands to repurchase their notes for cash for a repurchase price equal to the principal amount of the notes to be repurchased, plus accrued and unpaid interest, if any, to, but excluding, the applicable repurchase date.

In connection with the pricing of the notes, Bloomin’ Brands entered into privately-negotiated convertible note hedge transactions with one or more of the initial purchasers and/or their respective affiliates and/or other financial institutions (the “option counterparties”). These transactions cover, subject to customary anti-dilution adjustments, the number of shares of Bloomin’ Brands’ common stock that will initially underlie the notes, and are expected generally to reduce the potential equity dilution, and/or offset any cash payments in excess of the principal amount due, as the case may be, upon conversion of the notes. Bloomin’ Brands entered into separate, privately-negotiated warrant transactions with the option counterparties at a higher strike price relating to the same number of shares of Bloomin’ Brands’ common stock, subject to customary anti-dilution adjustments, pursuant to which Bloomin’ Brands will sell warrants to the option counterparties. The warrants could have a dilutive effect on Bloomin’ Brands’ outstanding common stock to the extent that the price of Bloomin’ Brands’ common stock exceeds the strike price of those warrants. The strike price of the warrants will initially be $16.64 per share, which represents a premium of approximately 75% over the last reported sale price of Bloomin’ Brands’ common stock on May 5, 2020 and is subject to certain adjustments under the terms of the warrant transactions.

If the initial purchasers exercise their option to purchase additional notes, Bloomin’ Brands expects to enter into additional convertible note hedge transactions and additional warrant transactions with the option counterparties, which will initially cover the number of shares of Bloomin’ Brands’ common stock that will initially underlie the additional notes sold to the initial purchasers.

Bloomin’ Brands has been advised that in connection with establishing their initial hedges of the convertible note hedge and warrant transactions, the option counterparties or their respective affiliates expect to enter into various derivative transactions with respect to Bloomin’ Brands’ common stock concurrently with or shortly after the pricing of the notes. This activity could increase (or reduce the size of any decrease in) the market price of Bloomin’ Brands’ common stock or the notes at that time. The option counterparties or their respective affiliates may modify their hedge positions by entering into or unwinding various derivatives with respect to Bloomin’ Brands’ common stock and/or purchasing or selling Bloomin’ Brands’ common stock or other securities of Bloomin’ Brands in secondary market transactions from time to time following the pricing of the notes and prior to maturity of the notes (and are likely to do so during any observation period related to a conversion of the notes).

The potential effect, if any, of these transactions and activities on the market price of Bloomin’ Brands’ common stock or the notes will depend in part on market conditions and cannot be ascertained at this time, but any of these activities could adversely affect the value of Bloomin’ Brands’ common stock, which could affect the ability to convert the notes, the value of the notes and the amount of cash, if any, and the number of and value of the shares of Bloomin’ Brands’ common stock, if any, holders would receive upon conversion of the notes.

Bloomin’ Brands estimates that the net proceeds from the offering will be approximately $192.3 million (or approximately $221.4 million if the initial purchasers fully exercise their option to purchase additional notes), after deducting the initial purchasers’ discounts and commissions and estimated offering expenses. Bloomin’ Brands intends to use a portion of the net proceeds of this offering to pay the cost of the convertible note hedge transactions (after such cost is partially offset by the proceeds to Bloomin’ Brands from the sale of the warrants) and intends to use the remainder of the net proceeds from the offering for general corporate purposes.

The offer and sale of the notes and any shares of Bloomin’ Brands’ common stock issuable upon conversion of the notes have not been registered under the Securities Act or any other applicable securities laws. As a result, the notes and the shares of Bloomin’ Brands’ common stock, if any, issuable upon conversion of the notes, will be subject to restrictions on transferability and resale and may not be offered, transferred or sold except in compliance with the registration requirements of the Securities Act or pursuant to an exemption from, or in a transaction not subject to, the registration requirements of the Securities Act and any other applicable securities laws.

This press release does not and will not constitute an offer to sell, or the solicitation of an offer to buy, the notes, any shares of Bloomin’ Brands’ common stock issuable upon conversion of the notes, or any other securities, nor will there be any sale of the notes or any such shares or other securities, in any state or other jurisdiction in which such offer, sale or solicitation would be unlawful. Any offer will be made only by means of a private offering memorandum.

About Bloomin’ Brands, Inc.

Bloomin’ Brands, Inc. is one of the largest casual dining restaurant companies in the world with a portfolio of leading, differentiated restaurant concepts. Bloomin’ Brands has four founder-inspired brands: Outback Steakhouse, Carrabba’s Italian Grill, Bonefish Grill and Fleming’s Prime Steakhouse & Wine Bar. Bloomin’ Brands operates more than 1,450 restaurants in 48 states, Puerto Rico, Guam and 20 countries, some of which are franchise locations.

Forward-Looking Statements

This press release includes forward-looking statements concerning Bloomin’ Brands expectations, anticipations, intentions, beliefs or strategies regarding the future, including statements regarding the offering of the notes, the anticipated terms of the notes being offered, the completion, timing and size of the proposed offering, the intended use of the net proceeds and the anticipated terms of, and the effects of entering into, the convertible note hedge and warrant transactions. Generally, these statements can be identified by the use of words such as “believes,” “estimates,” “anticipates,” “expects,” “on track,” “feels,” “forecasts,” “seeks,” “projects,” “intends,” “plans,” “may,” “will,” “should,” “could,” “would” and similar expressions intended to identify forward-looking statements, although not all forward-looking statements contain these identifying words. Forward-looking statements represent Bloomin’ Brands current expectations regarding future events and are subject to known and unknown risks and uncertainties that could cause actual results to differ materially from those implied by the forward-looking statements, and there can be no assurance that future developments affecting Bloomin’ Brands will be those that it has anticipated. These risks and uncertainties include, but are not limited to, market conditions and the satisfaction of closing conditions relating to the offering, and risks relating to Bloomin’ Brands’ business, including: the effects of the COVID-19 pandemic and uncertainties about its depth and duration, as well as the impacts to economic conditions and consumer behavior, including, among others: the inability of workers, including delivery drivers, to work due to illness, quarantine, or government mandates, temporary restaurant closures due to reduced workforces or government mandates, the unemployment rate, the extent, availability and effectiveness of any COVID-19 stimulus packages or loan programs, the ability of our franchisees to operate their restaurants during the pandemic and pay royalties, trends in consumer behavior and spending during and after the end of the pandemic, and the Company’s ability to manage expenses and generate sufficient cash flow to fund operations; our ability to achieve any cost savings targeted through our strategic review; consumer reaction to public health and food safety issues; competition; increases in labor costs; government actions and policies; increases in unemployment rates and taxes; local, regional, national and international economic conditions; consumer confidence and spending patterns; price and availability of commodities; the effects of changes in tax laws; challenges associated with our remodeling, relocation and expansion plans; interruption or breach of our systems or loss of consumer or employee information; political, social and legal conditions in international markets and their effects on foreign operations and foreign currency exchange rates; our ability to preserve the value of and grow our brands; the seasonality of the Bloomin’ Brands’ business; weather, acts of God and other disasters; changes in patterns of consumer traffic, consumer tastes and dietary habits; the cost and availability of credit; interest rate changes; compliance with debt covenants and Bloomin’ Brands’ ability to make debt payments and planned investments; and other risks described in periodic reports that Bloomin’ Brands files from time to time with the Securities and Exchange Commission (“SEC”). Bloomin’ Brands may not consummate the proposed offering described in this press release and, if the proposed offering is consummated, cannot provide any assurances regarding the final terms of the offer or the notes or its ability to effectively apply the net proceeds as described above.

For additional information on these and other factors that could affect Bloomin’ Brands actual results, see the risk factors set forth in Bloomin’ Brands’ filings with the SEC, including the most recent Annual Report on Form 10-K filed with the SEC on February 26, 2020 and the Current Report on Form 8-K filed with the SEC on May 5, 2020. Bloomin’ Brands disclaims and does not undertake any obligation to update or revise any forward-looking statement in this press release, except as required by applicable law or regulation. Forward-looking statements included in this release are made as of the date of this release.

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